                  SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.
                               20549

                          AMENDED FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Amended Report: March 22, 2000

                       FLOTEK INDUSTRIES, INC.
                       -----------------------
         (Exact name of Registrant as specified in Charter)
         --------------------------------------------------

                           ALBERT, CANADA
                           --------------
                   (State or Other Jurisdiction of
                    Incorporation or Organization)

Commission file number  1-13270              Employer I.D. #77-0709256

7030 Empire Central Drive
Houston, Texas
(Address of Principal Executive Offices)     80111
                                             (Zip Code)

                           (713) 849-9911
                         (Telephone Number)

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This Amending 8K is submitted in connection with the written resignation of the Auditors, Grant Thornton on or about the 26th day of January, 2000. In accordance with Item 304 of Regulation S-B, the following information is submitted:

Item 1. Grant Thornton, the former Auditor, resigned on or about January 26,
2000.

Item 2. The Auditor's Report on the financial statements, for the past two fiscal years of the company were made part of the 10-KSB's, and, except for its "going concern" doubts, there were no adverse opinions, disclaimer of opinion, modification as to uncertainty, audit scope, or accounting principles.

Item 3. The resignation of Grant Thornton was accepted by the Board of Directors at a Special Meeting held at the offices of the company on February 8, 2000. Copy of the resolution is attached hereto.

Item 4. There were no disagreements with Grant Thornton as to the matters set out in Item 304(a)(1)(iv)(A), the only disagreement between company and Grant Thornton being as follows: Grant Thornton LLP established a policy whereby a timely quarterly review of interim financial information in accordance with the Statement on Auditing Standard No. 71, INTERIM FINANCIAL INFORMATION, was required for all new and continuing SEC audit clients that file Form 10-Qs or 10-QSBs. This policy was effective beginning with quarters ending on or after September 30, 1999. Flotek Industries, Inc. did not engage Grant Thornton LLP to conduct a review of the interim financial information to be included in the company's Form 10-QSB for the quarter ended November 30, 1999 and we resigned. Copy of letter from Grant Thornton LLP addressed to the Securities and Exchange Commission is attached hereto, made part hereof be reference, and marked for identification as "Flotek Exhibit A".

        Subsequent to the resignation of Grant Thornton, the auditing firm of Weinstein Spira & Company, 5 Greenway Plaza, Suite 2200, Houston, Texas 77046, Telephone (713) 622-7000, Facsimile (713) 622-9535 was retained by the company, but no accounting or auditing issues transpired or were discussed.

ITEM 5. OTHER EVENTS
--------------------

        To the knowledge of Registrant, there are no other events, with respect to which information is not otherwise called for by this form, that the Registrant deems of importance to security holders of Registrant.

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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Registrant by the undersigned, duly authorized and empowered officer of the Registrant.


                                       FLOTEK INDUSTRIES, INC.



                                       By: /s/ Jerry D. Dumas, Sr.
                                          -----------------------------------
                                               Jerry D. Dumas, Sr.
                                               President and CEO


Date: March 22, 2000

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                                                                      Exhibit A

                                 [LETTERHEAD]

February 29, 2000

Securities and Exchange Commission
Washington, D.C. 20549

Re:  Flotek Industries, Inc.
     File No. 1-13270

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Flotek Industries, Inc. dated February 29, 2000. We believe it should be supplemented and, in part, amended as follows:

Grant Thornton LLP established a policy whereby a timely quarterly review of interim financial information in accordance with Statement on Auditing Standard No. 71, INTERIM FINANCIAL INFORMATION, was required for all new and continuing SEC audit clients that file Form 10-Qs or 10-QSBs. This policy was effective beginning with quarters ending on or after September 30, 1999. Flotek Industries, Inc. did not engage Grant Thornton LLP to conduct a review of the interim financial information to be included in the company's Form 10-QSB for the quarter ended November 30, 1999 and we resigned.

We have no basis to neither agree or disagree with the other information in
Item 4.

Very truly yours,

/s/ Grant Thornton LLP
    GRANT THORNTON LLP